UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Amendment No. 2

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: December 3, 2001

COMMISSION FILE NO. 0-27358

DOCUMENTUM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4261421 (I.R.S. Employer Identification No.)

6801 Koll Center Parkway, Pleasanton, California	94566-7047
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (925) 600-6800

ITEM 2: Acquisition or Disposition of Assets

On December 14, 2001, Documentum, Inc. (Documentum or the Company) filed a Form 8-K to report its acquisition of select assets and liabilities of Bulldog, Inc. (Bulldog). Pursuant to Item 7 of Form 8-K, Documentum indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. On February 14, 2002, the Company filed Amendment No. 1 to Form 8-K to provide the required financial information as set forth in items 7(a) and 7(b) below and Exhibit 99.2. This Amendment No. 2 to Form 8-K is being filed in connection with the Securities and Exchange Commission’s review of Documentum’s registration statement on Form S-3 relating to the resale of 4 1/2% Senior Convertible Notes sold by Documentum on April 5, 2002. This Amendment No. 2 provides additional information concerning the reconciliation between Canadian and US GAAP, the value of the Documentum stock issued to Bulldog in the transaction, and presents pro forma adjustments on a gross basis as set forth in items 7(a) and 7(b) below.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

The financial statements of Bulldog required by paragraph (a)(4) of Item 7 of Form 8-K are included as exhibits 99.02.

(b)  Pro Forma Financial Information.

The pro forma financial statements required by paragraphs (b)(2) and (a)(4) of Item 7 of Form 8-K are included herein.

On December 3, 2001, Documentum entered into an Asset Purchase Agreement (the “Agreement”) to acquire select assets of Bulldog (the Agreement subsequently closed on December 5, 2001), a provider of digital asset management software solutions that allow companies to store, browse, manage, and distribute various digital media content including video, audio, image or text documents. The acquisition was accounted for using the purchase method of accounting. The purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair values on the acquisition date, with any excess purchase price allocated to goodwill. The shares issued in connection with the acquisition were valued at $19.51 using a five day look-back average from the date of the acquisition.

ITEM 2: Acquisition or Disposition of Assets
ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.
Pro Forma Combined Balance Sheet
Pro Forma Combined Statement of Operations
Pro Forma Combined Statement of Operations
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
SIGNATURE
Exhibit 23.1
Exhibit 99.2

The following unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had Documentum and Bulldog been a combined company during the specified periods. The unaudited pro forma condensed combined financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements and related notes of Documentum, included in its Form 10-K and Form 10-Q, filed with the Securities and Exchange Commission on March 30, 2001 and November 13, 2001, respectively, and the historical consolidated financial statements and related notes of Bulldog, included elsewhere in this Form 8-K/A.

The following unaudited pro forma condensed combined financial statements give effect to the merger between Documentum and Bulldog using the purchase method of accounting. The pro forma condensed combined financial statements are based on the respective historical financial statements of Documentum and Bulldog. The pro forma adjustments are based on management’s estimates of the value of the tangible and intangible assets acquired. Pro forma loss per share excludes the effect of the additional purchase price of up to 26,371 additional shares of common stock whose issuance is contingent on Bulldog achieving certain operational targets as contained in the Agreement (See Exhibit 2.1).

The unaudited pro forma condensed combined balance sheet and statements of operations assume the merger took place on September 30, 2001, and January 1, 2000, respectively. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000 combines Documentum’s statement of operations for the year ended December 31, 2000 with the same period for Bulldog. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2001 combines Documentum’s statement of operations for the nine months ended September 30, 2001 with the same period for Bulldog. Such statements of operations do not include the estimated effect of the approximately $100,000 nonrecurring charge for the write off of in-process research and development costs acquired.

Documentum, Inc.

Pro Forma Combined Balance Sheet
(In thousands)
UNAUDITED

	September 30, 2001

	Historical		Pro Forma

	Documentum	Bulldog	Adjustments		Combined

ASSETS
Current assets:
			(1,717	)(a)
Cash and cash equivalents	44,835	552	(551	)(d)	43,119
Short-term investments	43,302	385	(385	)(d)	43,302
Accounts receivable, net	42,970	1,825	—		44,795
Other current assets	16,538	468	(288	)(d)	16,718

Total current assets	147,645	3,230	(2,941)		147,934
					—
Property and equipment, net	35,574	2,919	(2,080	)(d)	36,413
Long-term cash investments	8,175	—	—		8,175
Intangibles	—	—	2,675	(a)	2,675
Goodwill	—	—	6,856	(a)	6,856
Other assets	7,892	—	512	(c)	8,404

	199,286	6,149	5,022		210,457

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	2,467	821	(821	)(d)	2,467
			729	(c)
Accrued liabilities	43,245	913	288	(a)	45,175
Deferred revenue	27,201	684	(223	)(d)	27,662
Current portion of long-term debt	—	1,164	—		1,164
Current portion of capital lease obligation	45	—	—		45

Total current liabilities	72,958	3,582	(27)		76,513
Long-term debt	—	8	(8	)(d)	—
Other long-term liabilities	710	31	(31	)(d)	710
Total stockholders’ equity	125,618	2,528	5,088	(a)	133,234

	199,286	6,149	5,022		210,457

See notes to unaudited pro forma combined financial statements.

Documentum, Inc.
Pro Forma Combined Statement of Operations

(In thousands, except per share amounts)
UNAUDITED

	Nine Months Ended September 30, 2001

	Historical		Pro Forma

	Documentum	Bulldog	Adjustments		Combined

Revenue	135,694	4,762			140,456
Cost of revenue	41,054	3,053			44,107

Gross profit	94,640	1,709			96,349
					—
Operating expenses:					—
Sales and marketing	80,102	6,331			86,433
Research and development	26,537	3,127			29,664
			(843	)(d)
General and administrative	19,069	2,844	675	(e)	21,745
Restructuring costs	3,817	—			3,817
Amortization of intangibles	—	—	525	(b)	525

Total operating expenses	129,525	12,302	357		142,184

					—
Loss from operations	(34,885)	(10,593)	(357)		(45,835)
Interest and other income, net	3,009	793			3,802
Permanent impairment of investment	(2,012)	—			(2,012)
Provision for income taxes	2,780	—	—		2,780
					—

Net loss	(36,668)	(9,800)	(357)		(46,825)

Basic and diluted net loss per common share	(0.97)				(1.23)
Shares used in computing basic and diluted net loss per common share	37,728		395	(a)	38,123

See notes to unaudited pro forma combined financial statements.

Documentum, Inc.
Pro Forma Combined Statement of Operations

(In thousands, except per share amounts)
UNAUDITED

	Twelve Months Ended December 31, 2000

	Historical		Pro Forma

	Documentum	Bulldog	Adjustments		Combined

Revenue	197,587	7,629			205,216
Cost of revenue	46,343	5,669			52,012

Gross profit	151,244	1,960			153,204
					—
Operating expenses:					—
Sales and marketing	84,098	5,061	266	(e)	89,425
Research and development	35,340	3,406			38,746
			(1,172	)(d)
General and administrative	23,784	2,013	1,279	(e)	25,904
Issuance of investor warrants	—	1,040	(1,040	)(e)	—
Amortization of intangibles	—	—	700	(b)	700

Total operating expenses	143,222	11,520	33		154,775

					—
Income (loss) from operations	8,022	(9,560)	(33)		(1,571)
Interest and other income, net	5,021	260			5,281
Provision for income taxes	4,304	—	—		4,304

Net income (loss)	8,739	(9,300)	(33)		(594)

Net income (loss) per basic common share	0.25				(0.02)
Shares used in computing basic net income (loss) per common share	35,584		395	(a)	35,979
Net income (loss) per diluted common share	0.22				(0.02)
Shares used in computing diluted net income (loss) per common share	39,654		395	(a)	35,979

See notes to unaudited pro forma combined financial statements.

DOCUMENTUM, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles (GAAP) have been condensed or omitted pursuant to such rules and regulations. However the Company believes that the disclosures are adequate to make the information presented not misleading.

Documentum hired 49 of Bulldog’s 111 employees in the merger transaction. As such, Documentum expects the combined entities to have substantially lower operating expenses than that reported in the pro forma condensed combined statements of operations. However, in accordance with Regulation S-X (Article 11), the adjustments were not included in the pro forma condensed combined statements of operations as adjustments would reflect judgmental estimates of historical management practices which may or may not have changed as a result of the transaction.

NOTE 2. PURCHASE PRICE ALLOCATION

In accordance with Statement of Financial Accounting Standards (SFAS) No. 141, the merger is accounted for as a purchase of Bulldog by Documentum. The purchase price has been allocated based upon the fair value of the assets acquired and liabilities assumed. The following table summarizes the components of the total purchase price and the estimated allocation (in thousands, except per share amount):

Cash	$2,000
Fair value of Documentum common stock (395,570 shares)	7,716
Transaction costs	507
Total purchase price	10,223
Book value of net tangible assets at 9/30/01	$3,639
Assumed liabilities	(3,047)
Estimated acquired intangibles	2,675
Write off of in-process research and development*	100
Goodwill	6,856
Net assets acquired	10,223

*	In-process research and development of $100,000 was expensed in the period in which the acquisition was consummated. Accordingly the in-process research and development is reflected in the pro forma condensed combined balance sheet as an addition to accumulated deficit. The pro forma condensed combined statements of operations do not include the in-process research and development of $100,000 as it is considered a non-recurring charge.

NOTE 3. PRO FORMA ADJUSTMENTS

The following adjustments have been reflected in the unaudited pro forma condensed combined financial statements:

(a)	To record cash paid, common stock issued, and record applicable purchase accounting entries including intangible assets. Common stock issued is based on the number of shares issued in the actual transaction which closed on December 5, 2001.

(b)	Adjustment to record the amortization of identifiable intangible assets resulting from the allocation of the Bulldog purchase price. The pro forma adjustment assumes that the identifiable intangibles will be amortized on a straight-line basis over the following estimated lives (remaining intangibles including Goodwill and trademarks will be tested for impairment):

Existing technology	5 years
Sony relationship	2 years
In place contracts	3 years
Covenants not to compete	3 years

(c)	To record deferred tax asset and liability resulting from the purchase.

(d)	To eliminate assets not acquired and liabilities not assumed as part of Agreement and to adjust acquired assets and assumed liabilities to fair value.

(e)	To adjust the financial statements for differences between Canadian GAAP and US GAAP. These adjustments include:

(1)	Additional depreciation expense of $675k and $1,279k for the nine month period ended September 30, 2001 and the twelve month period ended December 31, 2000, respectively;
(2)	Recognition of sales and marketing costs totaling $266k resulting from the modification of certain terms relating to an equity instrument; and
(3)	Bulldog's issuance of warrants to a vendor in exchange for goods and services. The warrants value was determined using the Black Scholes option-pricing model. Canadian GAAP requires that the expense relating to the issuance of these warrants be recognized in fiscal year 2000. US GAAP requires that the expense relating to the issuance of these warrants be recognized in fiscal year 1998. Accordingly, operating expense in fiscal year 2000 has been reduced by $1,040k as a result of this transaction being recognized in fiscal year 1998 in accordance with US GAAP.

Certain amounts have been reclassified to conform to Documentum’s financial statement presentation.

(c) Exhibits.

2.1*	Asset Acquisition Agreement, dated as of December 3, 2001 by and between Documentum, Inc. and Bulldog, Inc.

23.1	Consent of Deloitte & Touche LLP, Independent Accountants.

99.1*	Press Release dated December 3, 2001.

99.2	Financial Statements of Bulldog, Inc.

*	Incorporated by reference to Exhibit 2.1 and 2.2 to the Registrant’s Form 8-K filed December 14, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2002

DOCUMENTUM, INC. (Registrant)

By:	/s/ David DeWalt
David DeWalt President and Chief Executive Officer